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                                                                  EXHIBIT 10.30


     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                SERVICE AGREEMENT

This agreement (the "Agreement") is made as of October 1, 2000 ("Effective Date"), by and between GOAMERICA COMMUNICATIONS CORPORATION, a Delaware corporation ("GoAmerica"), and the Personal Network Solutions Company division of SONY ELECTRONICS INC., a Delaware corporation ("Sony").


                                    RECITALS

WHEREAS, Sony and GoAmerica desire to enter, into business relationship in which GoAmerica will support the creation, marketing and operation of a Sony-branded wireless service for use with handheld and notebook computer mobile devices in the United States, as well as provisioning and distribution of related wireless modem hardware;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:


1.   DEFINITIONS

In addition to the terms defined in the introductory paragraphs and elsewhere in this Agreement, as used herein, the following terms (and their respective plurals) shall have the meanings given to them:

1.1 "Affiliate" when used in reference to any person or entity, shall mean any person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the entity in question. For purposes of this definition, "control" (including with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to an entity, means the possession, directly or indirectly, of the power to direct or cause the direction of management policies of such entity, such power to be evidenced by either ownership of the majority of the outstanding securities (on a fully-diluted basis) of the entity in question or possession of a majority of the voting rights with respect to the outstanding securities of such entity.

1.2 "Application Programming Interface" or "API" means a programming interface containing the ability to access and utilize specific API enabled functions of a given software program.

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1.3  "Beta Launch Date" means the date prior to the Launch Date on which elements of the Sony Service sufficient for Sony to practically test all material functionality of the Sony Service will be first available for Sony access and testing.

1.4 "Client Device" means the combination of a Wireless Modem and the personal computer, digital camera or other device to which it may be connected or of which it is a part (including any Handheld as defined in Section 1.14 below, or any Sony Notebook as defined in Section 1.19), which combination may be used for authorized access to the Sony Service.

1.5 "Connectivity Service" means those wireless network services listed in Exhibit A (as updated from time to time by mutual agreement of the parties) that are provided by GoAmerica as part of the Sony Service, including any land line usage incidental thereto that is provided by GoAmerica at no separate charge as a part of such wireless network services.

1.6 "Content" means any work of authorship within the scope of Section 102 of the United States Copyright Act (or similar successor provision) in a digital format that can be accessed, used by or provided to a User through use of the Sony Service.

1.7 "Feature" means a particular service or application provided by a GoAmerica Provider or a Sony Provider that may be accessed or used through the Sony Service, such as a stock trading or wireless banking application.

1.8 "Function" means an operation or capability of the Sony Service defined in software which resides on Client Devices or the GoAmerica Facilities.

1.9 "GoAmerica Content" means Content or Features supplied by GoAmerica that Users may receive, access or use as part of the Sony Service.

1.10 "GoAmerica Provider" means a third-party publisher, distributor or application service provider who has entered into a written agreement with GoAmerica that authorizes GoAmerica to enable such third party's Content or Features to be accessed or used by Users through the Sony Service.

1.11 "GoAmerica Facilities" means the servers operated by or for GoAmerica to provide the Sony Service.

1.12 "GoAmerica Service" means GoAmerica's own basic branded wireless and internet access, personalization and portal service, excluding services or features for which there is a separate additional charge to end users. The current base feature set of the GoAmerica Service is set forth on Exhibit D attached hereto.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


1.13 "GoAmerica Technology" means technology used or provided by GoAmerica to support the Sony Service, including all software tools, hardware designs, algorithms, software (in source and object forms), architecture, and documentation (both printed and electronic), network designs, know-how, trade secrets and any related Intellectual Property Rights throughout the world (whether owned by GoAmerica or licensed to GoAmerica from a third party) and also including any derivatives, inventions, improvements, discoveries, enhancements or extensions of GoAmerica Technology made, conceived, reduced to practice, or developed during the term of this Agreement by GoAmerica.

1.14 "Handheld" means handheld personal digital assistant products marketed by Sony in the Territory during the Term.

1.15 "Integration Technologies" means the GoAmerica integration technologies provided by GoAmerica for Sony and Sony Group entities to link and integrate Sony and Sony Group hardware and online properties to the Sony Service including all API technologies and smart agent technologies, as further described in Exhibit B attached hereto.

1.16 "Intellectual Property" or "IP" means any patents, patent rights, trademarks, service marks, registered designs, applications for any of the foregoing, copyright, know-how, trade secrets, unregistered design rights, confidential information, moral rights and any other similar protected rights in any country and "Intellectual Property Right" has a corresponding meaning.

1.17 "Jointly Developed Technology" means any technology that (i) is developed jointly by both parties during the Term; and (ii) is based on or derived from the collaboration that occurs in furtherance of this Agreement; provided, however, that such Jointly Developed Technology remains subject to the rights of either party and any third party in any underlying Intellectual Property.

1.18 "Launch Date" means the date on which the Sony Service is publicly announced and first becomes fully operational for public use and a minimum of 100 Wireless Modems are available for end-user distribution, presently anticipated to be [**].

1.19 "Sony Notebook" means any model of Sony branded laptop computers which Sony, after reasonable technical investigation with the cooperation and support of GoAmerica, advises GoAmerica in writing are compatible with the Wireless Modems and the Sony Service.

1.20 "Portal Service" means the server-based content and functionality portal operated by GoAmerica to perform certain addressing, switching and routing functions of the Sony Service, including personalization features.

1.21 "Sony Content" means Content or Features supplied by Sony that may be accessed or used as part of the Sony Service.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


1.22 "Sony Provider" means a member of the Sony Group or third-party application service provider or publisher or distributor of Content contracted by Sony who has authorized GoAmerica or Sony to enable such third party's Content or Features to be accessed, used by or provided to Users through the Sony Service.

1.23 "Sony Functionality" means wireless Internet service Features or Functions licensed to or developed by or for the Sony Group and provided to GoAmerica solely for GoAmerica implementation or integration with the GoAmerica Technology to constitute the Sony Service.

1.24 "Sony Group" means Sony Electronics Inc. and all of its Affiliates world-wide.

1.25 "Sony Home Deck" means the first screen of the Sony User Interface that appears to a User on a Client Device upon connection to the Sony Service.

1.26 "Sony Service" means the wireless internet access, personalization page and content portal service provided by GoAmerica to Users as an integrated service offering on behalf of Sony as provided in the Service Description (defined in Section 2.1 below) which incorporates the Sony Functionality and Sony Content and the GoAmerica Technology and GoAmerica Content, Connectivity Service (as defined in Section 1.5) and Portal Service (as defined in Section 1.20).

1.27 "Sony Service Website" means one or more sites on the World Wide Web identified by the Universal Resource Locator ("URL") as Sony may from time to time determine) that are hosted and operated by GoAmerica as part of the Sony Service to provide a site through which Users may activate or personalize service, order Wireless Modems, make service inquiries and perform similar tasks.

1.28 "Sony User Interface" shall have the meaning stated in Section 2.6.

1.29 "Subscription" means the activation on the GoAmerica Facilities, pursuant to a service agreement between GoAmerica and a User, of an individual Client Device to enable use of the Sony Service, provided that (i) such Client Device remains activated for three (3) consecutive months after initial activation ("Start Up Period") and (ii) that GoAmerica is not making such activation to enable use of the Sony Service [**]. If a Client Device is activated as a replacement for a previously activated Client Device, then the initial activation and the replacement shall be counted as a single Subscription and the duration of each activation shall be added together to determine when the Start Up Period has been met.

1.30 "Term" shall have the meaning stated in Section 12.1.

1.31 "Territory" means the United States and all territories and possessions, and any additional countries or geographic areas that the parties may from time to time agree in writing to include in such defined term.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

1.32 "User Content" means all Content provided to the Sony Service by Users, or used or accessed by Users through the Sony Service, other than Sony Content and GoAmerica Content.

1.33 "User Data" means the compilation of data collected by the parties from Users or prospective Users of the Sony Service. Such data may include, without limitation, the names, addresses, telephone and fax numbers, e-mail addresses and credit information and impression/use/commerce data related to the extent related to specific a User or prospective User. "User Data" does not include general statistical information collected by either party concerning the use of the Sony Service, provided such general statistical information cannot be searched or analyzed to identify particular information concerning a specific User or prospective User.

1.34 "User" means a person or entity who uses the Sony Service.

1.35 "Wireless Modem" means the wireless modems to be developed, provisioned, distributed and supported by GoAmerica pursuant to this Agreement.


2.   DEVELOPMENT/OPERATION OF THE SONY SERVICE

2.1 Service Description. GoAmerica and Sony shall cooperate to develop, market and provide the Sony Service in the Territory. Exhibit C attached hereto ("Service Description") describes the Features, Content and Functions that will initially be included in the Sony Service. Sony, at any time in its sole discretion, may propose modifications to the Sony Service to add, delete or modify Features, Functions, Content and supported products. Sony shall propose such modifications by providing GoAmerica a revised Service Description. Subject to GoAmerica's obligations under Section 2.10 below, GoAmerica may reject such proposed revision in whole or in part by giving Sony written notice within [**] days, provided that GoAmerica may not reject Sony proposed deletions unless Sony has earlier contractually agreed to support the Feature, Function or Content proposed by Sony to be deleted. GoAmerica shall provide the Sony Service with the same degree of quality and care and to the same performance levels as GoAmerica provides the GoAmerica Service generally to GoAmerica's own users. GoAmerica's implementation of modifications to the Sony Service shall have the same priority as GoAmerica modification of the GoAmerica Service, provided that for quality assurance and technical implementation staging reasons GoAmerica may delay Sony implementation for up to [**] days on a nondiscriminatory basis, so long as there is no competitive impact to the Sony Service. Sony shall not be required to implement or approve any modifications to the Sony Service proposed by GoAmerica. While the Sony Service is initially intended to be marketed to users of Handhelds and Sony Notebooks, if Sony elects to expand the scope of the Sony Service to target users of other Sony and third-party equipment, then Sony and GoAmerica shall mutually agree in writing upon any technical implementation and support issues that either party, in its reasonable judgment, determines must be considered and resolved in order for the Sony Services to accommodate such expansion of the target market.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


2.2 Management Team. The parties shall establish a team (the "Management Team") comprised of one (1) individual from each of Sony and GoAmerica. The members of the Management Team will serve as the parties' principal point of contact for matters relating to the performance of this Agreement. All of the members of the Management Team shall participate at least once each month (once each week prior to the Launch Date) in a telephone conference to review the development, implementation and ongoing performance of the Sony Service.

2.3 Pricing. The Sony Service shall be made available for offer by GoAmerica at a price no higher than $[**] for unlimited wireless data access using CDPD Connectivity Services in connection with a Handheld, $[**] using CDPD Connectivity Services in connection with a Sony Notebook, $[**] using CDPD Connectivity Services in connection with a Handheld/Sony Notebook combination, $[**] using Ricochet Connectivity Services in connection with a Handheld or Sony Notebook and $[**] using Ricochet Connectivity Services in connection with a Handheld/Sony Notebook combination in those GoAmerica CDPD and Ricochet coverage areas as detailed on the general GoAmerica web-site.

2.4 Provisioning, Fulfillment and Support. GoAmerica will be responsible for providing Connectivity Services on the networks listed in the Service Description, implementing, hosting, operating and maintaining the Portal Service, providing fulfillment services for Wireless Modems, provisioning of new Users to the Sony Service, and providing customer support. Specific program details are set forth in Exhibit C attached hereto (the "Service Description"). Revisions and updates to the Program Description shall be made in writing as mutually agreed by the parties.

2.5 Manuals and Documentation. At its expense, GoAmerica will develop, author, and maintain user manuals and documentation for the Sony Service including guides, wizards, online and offline documentation and related support scripting (collectively, "Documentation"). The Documentation shall be comparable in scope and content to the user manuals and documentation GoAmerica provides to users of the GoAmerica Service. Each party shall have the right of approval of the Documentation. Sony shall have the right to determine and/or approve the graphic design thereof, including branding and the use of Sony trademarks, as provided in Section 3 of this Agreement.

2.6 Content Development, Sourcing and Integration. Sony will develop and specify to GoAmerica a technically practicable Sony "look and feel" for the Sony Service, including content GUI, menu hierarchy, fonts and logos ("Sony User Interface"). [**], GoAmerica will incorporate the Sony User Interface into the Sony Service. Sony shall have the right, without obligation, to provide its own Features, Functions and Content and to develop content arrangements with Sony Providers, either for access to content, placement agreements, use of logos, advertising agreements and other arrangements which GoAmerica will, [**] incorporate into the Sony Service. Unless otherwise agreed, Sony Content, the Sony User Interface and any Features or Function provided by Sony shall be used exclusively for the Sony Service. The appropriate Sony Group member retains all rights to such features and may at its option elect to allow GoAmerica to offer it throughout GoAmerica's network.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


2.7 Connectivity Service. Unless otherwise agreed by Sony in circumstances where Sony procures Connectivity Service directly from wireless carriers, GoAmerica shall be responsible for procuring Connectivity Services from the appropriate wireless carriers in order to provide the Sony Service in those areas of the Territory where such carriers provide coverage. Except with respect to Connectivity Services that Sony procures directly from wireless carriers, GoAmerica shall be solely responsible for all payments to such carriers for access time or other carrier products or services included within the Sony Service. Sony shall cooperate with GoAmerica to ensure that the Sony Service meets any technical requirements or usage policies of such carriers. To the extent its carriers enable GoAmerica to do so, GoAmerica shall manage Connectivity Service provisioning so that GoAmerica will be the only interface to and from a customer and a customer will not need to interact directly with GoAmerica's wireless carriers to provision service; provided, however, that even in instances where interaction with GoAmerica's wireless carriers to provision service is necessary, GoAmerica shall facilitate coordination with such carriers and assist customers in any issues with such carriers.

2.8 Launch Schedule. The Beta Launch Date is scheduled for [**] and the Launch Date (including supply of at least [**] devices) for [**]. Changes to such schedule shall be made only with Sony's written approval.

2.9 Customer, Sales and Technical Support. Upon the Launch Date, GoAmerica shall provide customer, sales and technical support ("Support Service") for the Sony Service twenty-four (24) hours daily and seven (7) days per week. Support Service shall be accessible to Users via toll-free telephone, and all incoming support requests shall generally be received by a live operator and not by an automated answering service. In order to remain consistent with the terms of Section 3.1 regarding branding of the Sony Service, Support Service operators shall identify the Support Service to all callers as determined by Sony, using support service scripts similar to those used by Sony itself or otherwise approved by Sony. In addition, all written or electronic communications with Users concerning the Support Service shall be branded or identified as determined by Sony pursuant to
     Section 3.1. Sony will provide to GoAmerica information required for GoAmerica to effect the "soft hand-off" to Sony, Sony Affiliates or third parties designated by Sony of inquiries made to the Support Service that relate to issues other than the Sony Service and the Wireless Modems, including but not limited to hardware and software issues concerning Sony products such as Handhelds or Sony Notebooks and third-party software not supplied by GoAmerica. GoAmerica will provide to Sony information required for Sony, Sony Affiliates or third-party suppliers to Sony to effect the "soft hand-off"of inquiries received that relate to the Sony Service or the Wireless Modems. Sony shall have the right to approve all GoAmerica call scripts and establish reasonable minimum standards for GoAmerica's representative training. GoAmerica shall provide a special toll-free number for Sony's immediate around the clock access to GoAmerica technical support for use in escalation situations and other situations requiring immediate GoAmerica support of Sony. Minimum guidelines for service

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   Confidential Materials omitted and field separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     metrics are set forth on Exhibit E attached hereto. GoAmerica shall provide reporting to Sony of service metrics in the form provided in Exhibit E attached hereto on a monthly basis. GoAmerica shall provide training to Sony customer service and sales/marketing personnel at GoAmerica's cost, including required travel to Sony facilities in the Continental United States, sufficient for such personnel to properly represent the Sony Service to Sony's reasonable satisfaction.

2.10 Service Enhancements. GoAmerica shall use commercially reasonable efforts to maintain and enhance the Features, Functions, Content quality, and value of the Sony Service to compete effectively with other similar commercially available wireless services targeted to handheld and notebook category devices. GoAmerica and Sony shall meet regularly to review GoAmerica's product and service development plans and schedules. GoAmerica shall give all commercially reasonable consideration to including GoAmerica's plans for product and service development as a high priority in all enhancements that Sony proposes that would benefit both parties and merit such priority. At Sony's option, subject to the terms, conditions, license restrictions or limitations of any applicable agreements GoAmerica may have with any third party, all of which shall be nondiscriminatory as to Sony, GoAmerica shall include in the Sony Service any additional features and functions of the GoAmerica Service that GoAmerica makes available to users of the GoAmerica Service during the Term. Notwithstanding the above, at Sony's option,[**], GoAmerica shall include in the Sony Service any additional features and functions of the GoAmerica Service marketed by GoAmerica as part of its "basic" or "standard" service.

2.11 Territory. The Sony Service shall be made available only in the Territory, provided, however, that Sony may (i) from time to time conduct demonstrations of the Sony Service outside the Territory at trade shows or other similar events, (ii) make incidental distribution of materials promoting the Sony Service, so long as Sony clearly indicates that the Sony Service is not available outside the Territory. Sony acknowledges that Connectivity Services provided by GoAmerica as part of the Sony Service may not be available for any demonstration Sony desires to conduct outside the Territory and that GoAmerica shall have no obligation to provide or procure Connectivity Services outside the Territory for any purpose.


3.   BRANDING AND TRADEMARKS

3.1 Sony Branding. Sony shall determine, in its sole discretion, the Sony Service's branding, logo, trademark and domain name address.

3.2 GoAmerica and Other Branding. GoAmerica's brand, trademark or logo will be presented on the Sony Service as "Towered by GoAmerica" below the fold. Branding on collateral marketing and advertising will be consistent with such presentation. Branding of other third-party technology, content or connectivity providers shall be exclusively controlled by Sony.

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3.3  Control of Branding. All uses of trademarks, logos or other branding on the
     Sony Service is subject to the direction and control of the Sony Design Center and Sony's Trademark & Brand Identity Committee.

3.4 Sony Trademarks. Sony shall have and retain sole ownership of any and all Sony trademarks, trade names, logos, and service marks used in connection with the Sony Service including the goodwill pertaining thereto. Use by GoAmerica of any Sony trademarks or service marks must specifically be approved by Sony in writing prior to use by GoAmerica. GoAmerica shall not use any trademark or trade name of Sony or any word, symbol or design confusingly similar thereto, as part of its corporate name, or as part of the name of any product of GoAmerica. GoAmerica shall not remove or alter any of the Sony trademarks or service marks, including proprietary or copyright notices, on the Sony GUI, the Sony Services, or related materials without Sony's prior written consent. To protect and preserve the goodwill and image of Sony, GoAmerica shall (1) conduct business in a manner that reflects favorably at all times on the products, services, and reputation of Sony; (2) avoid deceptive, misleading, or unethical practices that are or might be detrimental to Sony or the products for the public, including any disparagement of Sony or the Sony Services; (3) make no false or misleading representations with regard to Sony; (4) refrain from publishing or employing any misleading or deceptive advertising materials; and (5) refrain, unless permitted by Sony, from making any representations, warranties or guarantees to third parties or to the trade with respect to the specifications, features or capabilities of the Sony Services.

3.5 GoAmerica Trademarks. GoAmerica shall have and retain sole ownership of any and all GoAmerica trademarks, trade names, logos, and service marks used in connection with the Sony Service including the goodwill pertaining thereto. Use by Sony of any GoAmerica trademarks or service marks must be specifically approved by GoAmerica in writing prior to use by Sony provided that any use example once approved may be deemed approval for similar uses until such approval is withdrawn. Sony and its Affiliates shall not use any trademark or trade name of GoAmerica or any word, symbol or design confusingly similar thereto, as part of the corporate name of any member of the Sony Group, or as part of the name of any product of Sony. Sony shall not remove or alter any trademark or service marks of GoAmerica, including proprietary or copyright notices, on products or services provided by GoAmerica without GoAmerica's prior written consent, except to the extent that this Agreement provides that such GoAmerica product or service shall be branded by Sony. To protect and preserve the goodwill and image of GoAmerica, Sony shall (1) conduct business in a manner that reflects favorably at all times on the products, services, and reputation of GoAmerica; (2) avoid deceptive, misleading, or unethical practices that are or might be detrimental to GoAmerica, the GoAmerica Services or products, including any disparagement of GoAmerica or the GoAmerica Services; (3) make no false or misleading representations with regard to GoAmerica; and
     (4) refrain from publishing or employing any misleading or deceptive advertising materials.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


4.   EXCLUSIVITY; TERRITORIAL EXPANSION

4.1 Exclusivity. During the Term, Sony will not co-brand, co-market or otherwise actively promote any other third party CDPD or Ricochet wireless service intended for primary use with the Handheld other than through engineering support, such as provisioning of electrical or mechanical specifications or verification of compatibility. The parties agree to discuss other network technologies and may choose to expand or amend the Agreement in writing to include such technologies. While this Agreement is in effect, the Sony Service shall be GoAmerica's only service offering targeted to the Handheld, provided that GoAmerica may market the GoAmerica Service to Handheld customers in vertical market segments not served by Sony and in circumstances where GoAmerica has significant inventories only useable with Handhelds after Sony has provided its standard end of life notification to its dealers for Handhelds requiring custom modem/sled designs.

4.2 Territorial Expansion. During the Term, if a Sony Affiliate elects to offer a service similar to the Sony Service in another geographic area outside the United States in which GoAmerica provides a service similar to the GoAmerica Service, then, subject to any terms, conditions, or covenants in any agreement predating the Effective Date GoAmerica may have with a third party that restrict, limit or otherwise affect GoAmerica's right to do so, GoAmerica [**] in such area [**] the terms and conditions of an agreement to provide services similar to the services GoAmerica is providing under this Agreement. In conducting such negotiations, the parties, or their Affiliates, shall, to the extent reasonably possible, make a good faith effort to agree upon terms [**], taking into account all local factors reasonably relevant to such negotiations, including differences in the cost or availability of goods, services and labor and the rules, regulations and laws (including but not limited to telecommunications regulations) in effect in such geographic area that may affect the terms on which such service can be offered.


5.   WIRELESS MODEMS

5.1 Development. GoAmerica will manage the development of Wireless Modems for all Handhelds and Sony Notebooks by contracting with third parties for the design and manufacture of Wireless Modems, on such terms and conditions with such third parties as GoAmerica determines in its sole discretion are appropriate for such purpose, provided such terms are consistent with the terms of this Agreement. Sony shall have the right to approve or reject GoAmerica's choice of Wireless Modem manufacturer. Sony shall have the final right, prior to initial production, to approve the technical specifications for each model of Wireless Modem. Sony shall also have the right, prior to initial production, to approve any retail packaging for each model of Wireless Modem. In exercising such rights of approval, Sony shall abide by the reasonable scheduling requirements of GoAmerica and the Wireless Modem manufacturer in order to avoid delay in the procurement of components or production of Wireless Modems. GoAmerica shall be responsible that the manufacturer comply with all applicable laws, rules and regulations

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     concerning the safety of such devices and the licensing, testing, or type acceptance thereof, including all related record keeping and reporting obligations, and shall fully indemnify Sony with respect to such compliance and claims related thereto. GoAmerica shall provide Sony with all documentation and records reasonably related to such compliance and reporting, if reasonably requested by Sony. The industrial design of Wireless Modems shall be exclusive to Sony if such design is based upon drawings and specifications provided by Sony. Notwithstanding the above, Sony shall [**] with or [**] support the Sony Service, in which case GoAmerica shall [**] by Sony, subject to Sony's [**] arrangements.

5.2 Sale. GoAmerica will sell such Wireless Modems under the GoAmerica brand bundled with the Sony Service through GoAmerica's direct sales channels, such as its website and toll-free telephone number. GoAmerica shall also use commercially reasonable efforts to distribute and sell Wireless Modems through GoAmerica's indirect sales channels, subject to the terms, conditions and limitations of any applicable agreements with third parties. Upon Sony's request, Sony may sell the Wireless Modems directly via Sony websites or other Sony distribution channels, in which case GoAmerica shall provide the Sony reseller on a non-discriminatory basis any incentives provided to other similar distribution channels, appropriately taking into account any subsidies/payments GoAmerica is already paying Sony so as to allow Sony to offer a competitive end user value taking into consideration prevailing industry margins.

5.3 Costs and Subsidy. Sony agrees to consult and cooperate with GoAmerica at Sony's. own expense in the integration of the Wireless Modems with the Handhelds and Sony Notebooks by providing relevant and reasonably necessary and/or useful technical information including but not limited to mechanical CAD reference resources, i/o interface descriptions and direction regarding product cosmetic appearance and physical fit with the Handheld and the Sony Notebooks. GoAmerica will bear all costs associated with the design, development, production and sale (other than Sony's costs for such consultation and cooperation and Sony's costs for sales by Sony) of the Wireless Modems. GoAmerica shall offer prospective users a rebate against the retail price of each Wireless Modem to reduce the retail cost of each CDPD Wireless Modem to not more than $[**] and each Ricochet Wireless Modem to not more than $[**] with a twelve (12) month service contract; provided that the total end user cost for each Wireless Modem shall be [**] marketed [**] by GoAmerica in connection with the GoAmerica Service, taking into account any subsidies/payments GoAmerica is already paying Sony so as to allow Sony to offer a competitive end user value taking into consideration prevailing industry margins.

5.4 Warranty and Service of Modems. As between the parties, GoAmerica shall be responsible for the warranty and service of the Wireless Modems. Each Wireless Modem shall be offered for sale with a limited warranty on commercially reasonable terms valid for not less than one (1) year from the date of purchase ("Limited Warranty"). The specific terms of the Limited Warranty shall be generally consistent with prevailing practice for similar products in the wireless data services industry, but in no event less favorable to the purchaser than the limited warranty terms GoAmerica offers its own subscribers for similar products. GoAmerica shall itself or through third parties that it has made arrangements with provide all in warranty and out of warranty repair/replace service for the Wireless Modems at a standard of performance at least equal to GoAmerica's own arrangements for wireless modems provided in conjunction with the GoAmerica Service. GoAmerica shall indemnify Sony against any and all claims arising from the failure to provide a Limited Warranty as required by this Section 5.4, and for all claims for the breach thereof.

                                       12
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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


6.   MARKETING OF SERVICE

6.1 General. The parties agree to cooperate in the marketing of the Sony Service. Without limiting the generality of the forgoing, (a) Sony agrees to advertise sales promotions relating to the Sony Service to Sony VAI0 customers via email consistent with general Sony email policies, (b) Sony may, subject to production schedules, place marketing literature designed and produced by GoAmerica and approved by Sony in Handheld boxes and (c) Sony agrees to place advertising banners designed by GoAmerica and approved by Sony on a special Sony "microsite" promoting the Sony Service and directing customers to a GoAmerica operated website where the Sony Service may be ordered. After consulting in good faith with GoAmerica, Sony shall approve and control all marketing communications including billing communications.

6.2 GoAmerica Provision of Marketing Funds. GoAmerica shall provide up to [**] dollars ($[**]) of cooperative marketing funds during the Term towards the marketing of the Handheld with the Sony Service. Sony must expend [**] dollars ($[**]) on advertising or support of dealer advertising mentioning the Sony Service to accrue [**] dollar ($[**]) of funds from GoAmerica, subject to the [**] dollar ($[**]) GoAmerica cap. GoAmerica shall pay Sony within [**] days of Sony's submission of evidence of advertising spend. Sony shall follow written guidelines set forth in Exhibit G attached hereto in such GoAmerica funded advertisements and obtain GoAmerica's specific written approval, which shall not be unreasonably withheld. Failure by GoAmerica to disapprove an advertisement within [**] business days of its written receipt shall be deemed approval.

6.3 Marketing Compliance/End User Terms. GoAmerica shall be responsible for all legally required consumer disclosure compliance regarding Sony Service functionality, business terms, limitations of coverage and features. Unless otherwise agreed in writing by GoAmerica, the Sony Service shall be offered, sold and provided to Users subject to GoAmerica's then current standard terms and conditions of service ("User Agreement"). GoAmerica shall have no obligation to provision the Sony Service for any prospective User who has not accepted such terms and conditions by written or electronic signature or such other form of agreement as GoAmerica in its sole discretion may deem appropriate. Not less than [**]) days before making any material revisions to the User Agreement applicable to the Sony Service, GoAmerica shall notify Sony of its intention to do so and the date such revisions will be adopted ("Adoption Date") and shall provide Sony with a copy of the proposed revisions. If Sony determines that the proposed revisions are substantially inconsistent with the terms and conditions on which other similar wireless data services are offered, and that the adoption of the proposed revisions would have a material adverse affect on the marketability of the Sony Service, then Sony shall notify GoAmerica in writing of such determination prior to the Adoption Date. Upon receipt of such notification, (i) representatives of Sony and GoAmerica, together with legal counsel for each party, shall promptly confer to discuss whether the proposed revisions or mutual alternative revisions, should be adopted, and
     (ii) GoAmerica shall not adopt the proposed revisions. Sony shall have no right to object to any proposed revisions to the User

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
   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     Agreement for any reason other than as stated above or unless GoAmerica's legal counsel confirms in writing to Sony that the proposed revisions are required to comply with regulatory or carrier requirements or the unambiguous terms of any agreement with a GoAmerica Provider. Sony's obligation to such proposed revisions shall not affect GoAmerica's right to adopt such proposed revisions for terms and conditions of the GoAmerica Service or any other GoAmerica co-branded service.

6.4 Demonstration Accounts. GoAmerica shall provide to Sony [**] service accounts to be used in the marketing and promotion of the Sony Service as Sony sees fit. Sony is responsible for purchasing the Wireless Modems for these service accounts. Additionally, GoAmerica will provide "demonstration accounts" for authorized Sony retailers of the Handheld [**] to Sony and at GoAmerica's cost to the retailer. Such accounts shall not be deemed "Subscriptions" for purposes of either Sections 7 or 8.

6.5 Letter Agreement Promotion. The parties agree to carry out the promotion that was begun pursuant to the letter agreement between the parties dated December 11, 2000, a copy of which is annexed hereto as Exhibit J (the "Letter Ageement"). Paragraphs 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 14
     of the Letter Agreement are hereby incorporated into and made a part of this Agreement.


7.   COMPENSATION AND REVENUE SHARING

7.1 GoAmerica to Retain Revenues. GoAmerica shall have the right to receive and retain all Sony Service revenues from the base Sony Service as described in Exhibit C attached hereto. The parties specifically agree that there is no guarantee that Sony Service revenues will exceed GoAmerica's cost in performing its obligations, or that Sony will continue marketing any particular hardware product mix or any particular quantity of hardware products. Sony shall provide GoAmerica with non-binding forecast numbers as they relate to the said product mix. If Sony knows it will be canceling or changing the Handhelds so as to be incompatible with the Sony Service, it shall inform GoAmerica in writing within [**] days. At a minimum, Sony must offer for sale at least [**]particular model of Handheld that is physically compatible with the Wireless Modems during the Initial Term (as defined in Section 12.1) of the contract.

7.2 One Time Payments to Sony. GoAmerica will pay Sony a one-time sales commission payment ("Activation Fee") for each new Subscription to the Sony Service in the amount provided in Exhibit F attached hereto.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


7.3 Ongoing Payments to Sony. GoAmerica will pay Sony a percentage (the "Residual Rate") of the Base Recurring Revenue (as defined immediately below) each month for each Subscription ("Residual Fee"), for as long as that Subscription remains activated on the Sony Service. "Base Recurring Revenue" shall mean all recurring monthly fees actually paid to GoAmerica for use of the Sony Service as described in the Service Description (Exhibit C) and shall not include Additional Revenues as defined in Section
     7.4 below. GoAmerica shall only incur the Residual Fee payment obligation after the first [**] of service (the "Start Up Period"), but such payment obligation shall include the [**] retroactive Base Recurring Revenue for such Start Up Period once the Start Up Period requirement has been satisfied.

7.4 Additional Revenues. The parties shall share, on terms set forth in this Section, additional gross revenues received by either party for any changes to the Sony Service made beyond the base service set forth in the Service Description (Exhibit C) , as such Service Description is amended from time to time, including improvements, additional Content, content partners, content revenue sharing arrangements, content placement revenue, banner advertising or other additional services, but excluding GoAmerica non-network professional services revenues from services targeted to business users that are approved by Sony ("Additional Revenue"). GoAmerica shall retain [**] percent ([**]%) of all Additional Revenues derived by GoAmerica from a GoAmerica Provider (other than a GoAmerica Provider whose Content or Features were included in the Sony Service as initially provided on the Effective Date), and shall pay the remaining [**] percent ([**]%) to Sony. Sony shall retain [**] percent ([**]%) of all Additional Revenues derived by Sony from a Sony Provider (other than a Sony Provider whose Content or Features were included in the Sony Service as initially provided on the Effective Date), and shall pay the remaining [**] percent ([**]%) to GoAmerica. Notwithstanding the above, Sony shall retain any revenues obtained from Sony Affiliates.

7.5 Timing of Payments; Report of Payment Calculation. Payments shall be made monthly no later than [**] from the end of each calendar month. For each month, GoAmerica shall pay Sony (i) Residual Fees with respect to all Base Recurring Revenues actually paid to GoAmerica during such month for Subscriptions whose Start Up Period has expired and any Residual Fees retroactively due for Subscriptions whose Start Up Period expired during such month and (ii) Activation Fees with respect to all new Subscriptions whose Start Up Period expires during such month. Additionally, each party shall pay the other any Additional Revenues due, owing and payable. Each party shall provide the other, together with each payment, a report in sufficient detail for the receiving party to confirm satisfaction of payment requirements.

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
8.   WARRANTS

8.1 In further consideration of Sony's undertakings pursuant to this Agreement, GoAmerica and Sony shall enter into a warrant agreement to be effective January 1 2001, whereby GoAmerica shall grant Sony a warrant to acquire Five Hundred Thousand (500,000) shares of the common stock of GoAmerica at an exercise price of $16.00 per share. Such warrant agreement shall be in the form annexed hereto as Exhibit G.

8.2 In the event Sony elects to exercise its right pursuant to Section 12.1 of this Agreement to extend this Agreement for the First Renewal Term, then promptly after Sony gives notice of such election, in consideration of such election GoAmerica and Sony shall enter into a second warrant agreement to be effective on the first anniversary of the Launch Date whereby GoAmerica shall grant Sony a warrant to acquire Two Hundred Fifty Thousand (250,000) shares of the common stock of GoAmerica at an exercise price equal to the average closing price of such shares for the ten (10) trading day period ending three (3) trading days prior to the date such second warrant agreement becomes effective. In the event that, as of the date such second warrant agreement becomes effective, the total number of Subscriptions is equal to or greater than thirty thousand (30,000), then the number of shares that Sony will have the right to purchase pursuant to such second warrant agreement shall be increased by two hundred fifty thousand (250,000), to a total of five hundred thousand shares (500,000). The second warrant agreement shall be in substantially the same form as Exhibit G attached hereto except for the number of shares that Sony shall have the right to acquire, and the price per share.

8.3 In the event Sony elects to exercise its right pursuant to Section 12.1 of this Agreement to extend this Agreement for the Second Renewal Term, then promptly after Sony gives notice of such election, in consideration of such election GoAmerica and Sony shall enter into a third warrant agreement to be effective on the second anniversary of the Launch Date whereby GoAmerica shall grant Sony a warrant to acquire Two Hundred Fifty Thousand (250,000) shares of the common stock of GoAmerica at an exercise price equal to the average closing price of such shares for the ten (10) trading day period ending three (3) trading days prior to the date such third warrant agreement becomes effective. In the event that, as of the date such third warrant agreement becomes effective, the total number Subscriptions is equal to or greater than one hundred thousand (100,000), then the number of shares that Sony will have the right to purchase pursuant to such third warrant agreement shall be increased by two hundred fifty thousand (250,000), to a total of five hundred thousand shares (500,000). The third warrant agreement shall be in substantially the same form as Exhibit I attached hereto except for the number of shares that Sony shall have the right to acquire, and the price per share.

8.4 Sony shall have standard piggyback registration rights with respect to all shares of common stock of GoAmerica issued upon the exercise of any warrants that are granted pursuant to this Section 8 pursuant to a registration rights agreement in the form of Exhibit J attached hereto.

8.5 For purposes of Sections 8.2 and 8.3 above, the term "Subscription" includes all subscriptions to the GoAmerica Service for which a bounty is or was payable to Sony

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
     pursuant to the terms of the Letter Agreement between the parties dated December 11, 2000, a copy of which is annexed hereto as Exhibit J.


9.   INTELLECTUAL PROPERTY

9.1 License to Sony by GoAmerica. GoAmerica hereby grants to Sony, with a right to sublicense to any and all members of the Sony Group, for use in connection with Sony/Sony Group websites, devices and online services targeted to the Territory, a worldwide non-exclusive, royalty-free license during the Term, and as reasonably needed for customer support thereafter, to the Integration Technologies.

9.2 License to GoAmerica by Sony. Sony hereby grants GoAmerica a worldwide, non-exclusive, royalty-free license during the Term to use, perform, display and copy the Sony Technology, including the Sony User Interface, as reasonably necessary or useful to perform GoAmerica's obligations under this Agreement. Sony hereby grants GoAmerica the worldwide, non-exclusive right and license during the Term to use and copy User Data (1) as reasonably necessary or useful for the purpose of performing GoAmerica's obligations under this Agreement and (2) as GoAmerica deems useful for the purpose of promoting and marketing to Users of the Sony Service other GoAmerica products and services that Sony has specifically approved in writing for GoAmerica's promotion and marketing activities. GoAmerica's use of User Data shall be subject to Sony's privacy policies in effect from time to time and applicable law.

9.3 Ownership of Intellectual Property. All Jointly Developed Technology shall be owned jointly by GoAmerica and Sony with full mutual joint and several rights of exploitation with no duty to account one to the other. Each party will continue to exclusively own any IP owned by such party and incorporated into the Sony Service.

9.4 User Data. As between the parties Sony shall own all rights to User Data, subject to the license rights granted above. Sony shall have access to the User Data in standard electronic format through quarterly electronic media transmittals from GoAmerica as well as up to three additional times a quarter upon request.

9.5 Protection of Jointly Developed Technology. Sony and GoAmerica agree to take action necessary to protect Intellectual Property Rights in any Jointly Developed Technology ("Jointly Owned IP"), including but not limited to deciding who should write and file patent applications and cooperating as necessary in filing appropriate applications. In general, the parties anticipate that if the Jointly Developed Technology primarily relates to Sony technology, Sony will file and that if the Jointly Developed Technology relates to GoAmerica technology, GoAmerica will file. Each party will cooperate in good faith to achieve the purpose of this Section. The parties agree to use their best efforts to determine the countries in which to file, prosecute and maintain Jointly Owned IP rights, giving highest priority to the United States, Europe and Japan. If a party does not want to pay for or participate in the filing, prosecution or maintenance of any such patent for Jointly Owned IP right in any country it will have the right to notify the other party to that effect, whereupon the notifying's party's obligation to pay for or participate in the filing, prosecution or maintenance of any such patent will cease and the other party shall

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
     have the right to procure such patent right at its own cost and shall own such patent in such country.


10.  RESPONSIBILITY FOR CONTENT AND ACTIVITY FACILITATION

10.1 Illegal Content/Activity. Each party shall be responsible for preventing when practical and otherwise minimizing illegal content of any kind, or facilitation of illegal activity, from that portion of the Sony Service provided by that party and will be responsible to remove same or prevent further access to such content or facilitation once aware of its presence.

10.2 Access to Adult Content. Access security designed to limit access to persons 18 years of age or older who request access after disclosure of the adult nature of content shall be required for any adult-oriented content provided by a party.

10.3 Cooperation with Law Enforcement. Each party shall, to the extent permitted by law, coordinate with the other so as fully cooperate with law enforcement authorities in the Territory, provided that nothing in this Section shall be deemed to restrict a party from requiring a subpoena or judicial writ before making information available, or from withholding information from the other party if directed to do so by law enforcement authorities or judicial order.

10.4 Removal of Content and Disablement of Features. Each party shall remove any Content or disable any Features or Functions that a court of competent jurisdiction has ordered removed or disabled on the basis of copyright or other infringement or violation of rights of publicity/privacy or that the other party reasonably requests to have removed or disabled.

10.5 Joint Defense and Claim Resolution. In the event either party is made party to a claim regarding User Content or a User's illegal use of the Sony Service, the parties shall jointly defend such claim, pursue any remedies reasonably available against such User and shall share equally in the cost of such defense, pursuit of such remedies and any judicial awards or settlements (both positive and negative), provided that to the extent any claim results from the breach of a duty by one party to the other pursuant to this Agreement, the breaching party shall bear all defense and claim resolution obligations.


11.  CONFIDENTIALITY

11.1 Each party possesses certain valuable confidential and/or proprietary information (the "Confidential Information"), including documents and materials, whether printed or in machine-readable form or otherwise, which they will disclose to the other for purposes of implementation of this Agreement.

11.2 Each party agrees to safeguard and hold in confidence and to neither directly nor indirectly disclose nor use same, other than for purpose for which such disclosure is being made, any of the Confidential Information:
     (i) disclosed by the disclosing party, its agents or employees hereunder; or, (ii) obtained from the disclosing party as a result of the activities contemplated by this Agreement; provided, however, that Sony may

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
     disclose the Confidential Information to Sony Group members with a need to know hereunder, as long as they agree to be bound by this Agreement to the same extent as Sony is bound. The parties' obligations under this Section
     11.2 shall continue while this Agreement is in effect and for three (3) years thereafter; provided, however, that with respect to software provided by either party to the other, the receiving party's obligation shall continue until such time, if ever, as one of the conditions set forth in
     Section 11.6 below applies.

11.3 The parties represent and warrant to each other that the disclosure of their respective Confidential Information under this Agreement or the disclosure of any other information in connection therewith will not violate any proprietary rights of third parties, including, without limitation, confidential relationships, patent and copyrights, or trade secrets, and that such disclosures will not violate any contractual obligations that Sony or GoAmerica may have to any third party.

11.4 GoAmerica acknowledges that the Sony Group does not need or desire to receive either: (1) U.S government classified information; or (2) any otherwise restricted information, the receipt, disclosure, use or retention of which causes a violation under any provision of the United States Code or any other trade secret laws within the Territory. GoAmerica accordingly agrees that such information will not be provided, either orally or in writing, to Sony.

11.5 Sony acknowledges that the GoAmerica does not need or desire to receive either: (1) U.S. government classified information; or (2) any otherwise restricted information, the receipt, disclosure, use or retention of which causes a violation under any provision of the United States Code or any other trade secret laws within the Territory. Sony accordingly agrees that such information will not be provided, either orally or in writing, to GoAmerica.

11.6 The parties understand that their obligations of non-disclosure and non-use under this Agreement shall not apply to any portion of a disclosing party's Confidential Information that a receiving party can demonstrate falls within any of the following categories:

     11.6.1 That, as of the Effective Date, was already known by the receiving party or its Affiliates without obligation of confidentiality, as demonstrated by appropriate evidence antedating the relationship between Sony and GoAmerica; or,

     11.6.2 That, after the Effective Date, is obtained by the receiving party or its Affiliates from a third party which is lawfully in possession thereof and is not in violation of any contractual or legal obligation to the disclosing party with respect thereto; or,

     11.6.3 That, as of the Effective Date, is, or after the Effective Date, becomes part of the public domain through no fault of the receiving party or any of its Affiliates; or,

     11.6.4 That, after the Effective Date, is independently ascertained by the receiving party or its Affiliates or is developed for the receiving party or for its Affiliates by their employees or any third party, any of which have not had access either directly or indirectly to the Confidential Information; or,

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
      11.6.5 That, after the Effective Date, is required to be disclosed by any administrative or judicial action, provided, however, that the receiving party attempts to maintain the confidentiality of the Confidential Information by asserting in such action any applicable privileges and, immediately after receiving notice of such action, notifies the disclosing party of such action to give the disclosing party the opportunity to seek legal remedies to maintain the confidentiality of same; or,

      11.6.6 That must be disclosed under the rules and regulations of the Securities and Exchange Commission or similar foreign securities regulators.

11.7 Each receiving party agrees to restrict access to all of the Confidential Information of the disclosing party to only such of their employees and contractors who: (i) require the Confidential Information for the purpose for which such disclosure is being made under this Agreement; and, (ii) have agreed in writing with the receiving party to maintain the confidential nature of all information (including that of third parties) disclosed to or received by them in the course of their employment or retention.

11.8 Each receiving party agrees to use the same degree of care and scrutiny to avoid disclosure, publication or dissemination of the Confidential Information of the disclosing party as they would use with respect to their own Confidential Information, but the use of such efforts shall not constitute a defense in the event that the Confidential Information of the disclosing party is not kept confidential in accordance with the provisions of this Agreement. Each receiving party, at its own expense, shall take all reasonable measures including, but not limited to, court proceedings to restrain their employees and contractors or former employees and contractors from unauthorized disclosure or use of the Confidential Information of the disclosing party.

11.9 Each party agrees to return all Confidential Information of the other so disclosed and any copies of same upon the termination of this Agreement or at such other time as the other may request, provided, however, that the receiving party may retain one copy thereof in the confidential, restricted access files of its legal department/legal counsel for use only in the event a dispute arises between the parties hereunder and only in connection with that dispute and sufficient copies to permit such party to fulfill its obligations to third parties.

11.10 Confidential Information to which the parties' obligations of non-disclosure and non-use under this Agreement extend, shall be limited to that which is disclosed to the receiving party in writing and marked "Confidential" by the disclosing party or which is disclosed orally but identified by the disclosing party at that time as being Confidential and, within thirty (30) days thereafter, is reduced to writing and marked "Confidential" by the disclosing party and re-disclosed to the receiving party. This Agreement and its exhibits shall be deemed Confidential Information.

11.11 Either party's disclosure of the Confidential Information or other information to the other under this Agreement shall not constitute an option, grant or license to the receiving party under any patent or other rights now or hereinafter held by the disclosing party.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


12.  TERM, TERMINATION & TRANSITION PROCESS

12.1 Term. The term of this Agreement shall be one year from the Launch Date. ("Initial Term") Sony, at its sole option may elect to renew this Agreement after the Initial Term as follows: (a) for one (1) year beginning on the first anniversary of the Launch Date ("First Renewal Term"), by giving written notice of such election to GoAmerica not less then sixty (60) days prior to such anniversary; and thereafter (b) for an additional one (1) year period beginning on the second anniversary of the Launch Date ("Second Renewal Term"), by giving written notice of such election to GoAmerica not less than sixty (60) days prior to such second anniversary. As used in this Agreement, "Term" means the Initial Term and, if applicable, the First Renewal Term, the Second Renewal Term and the Transition Process (as defined below).

12.2 Transition Process. If the Initial Term or First Renewal Term is not extended or this Agreement reaches the end of the three (3) year maximum, the following procedure shall occur during up to the first four (4) months after the end of the Initial Term or Second Renewal Term, as applicable: at Sony's election, GoAmerica shall continue to operate the Sony Service on its servers and through its contracted carriers for a maximum of [**] months during which time the Sony Service shall be transitioned by GoAmerica to Sony's designated carriers and servers (the "Transition Process"); provided, however, that if the Initial Term or First Renewal Term is not extended or this Agreement reaches the end of the three (3) year maximum, Sony shall amortize actual GoAmerica wireless modem costs paid to third-party suppliers for recently acquired Users by compensating GoAmerica in an amount equal to [**] percent ([**]%) of the actual incremental GoAmerica Wireless Modem subscriber hardware cost of individual Users transitioned to a replacement Sony Service for each month less than [**] months such transitioned individual User had been a Sony Service subscriber at the time of such transition; provided, however, that Sony shall only compensate GoAmerica for subscribers successfully transitioned to the replacement service for a period of [**] months. An example of such calculation is provided in Exhibit K attached hereto.

12.3 Compensation and Revenue Sharing During Transition Process. All compensation and revenue sharing between the parties shall continue through the Transition Process until the Sony Service is transferred from GoAmerica as provided herein.

12.4 Sony Right of Termination on GoAmerica Breach. Sony may at its election terminate this Agreement in the event that GoAmerica materially breaches this Agreement and fails to cure said breach within thirty (30) days of written notice from Sony. In the event of such termination:

     12.4.1 Upon Sony's request, GoAmerica shall immediately deliver copies of User Data to Sony's control except such User Data as Sony requests GoAmerica temporarily retain for transitional purposes;

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     12.4.2 Sony may transition the Sony Service to a third-party service provider or providers, in which case GoAmerica shall facilitate such transition at GoAmerica's expense, including the cost of developing and distributing software updates to enable Wireless Modems already in use to communicate via such third-party service provider, but excluding the cost of providing equipment to replace such Wireless Modems. GoAmerica's software development and distribution obligation shall only extend to like wireless networks (for example, transition from CDPD to CDPD, but not transition from CDPD to another format such as Ricochet or GPRS).

     12.4.3 Sony may require, at its sole option, GoAmerica to continue to operate the Sony Service for the lesser of [**] or the time remaining until the end of the Transition Process that would have occurred under Section 12.2 had said breach not occurred; and

     12.4.4 All Activation Fees and revenue sharing shall continue until the end of the above applicable periods, plus any direct damages suffered by Sony.

     12.4.5 GoAmerica shall not solicit transitioned Users either directly or in connection with GoAmerica's service partners for a period of one (1) year from the end of the Transition Process.

12.5 GoAmerica Right of Termination on Sony Breach. GoAmerica may terminate this Agreement in the event Sony materially breaches this Agreement and fails to cure said breach within [**] days of written notice from GoAmerica. In the event of such termination:

     12.5.1 Unless Sony elects not to continue the Sony Service, all User Data will be immediately delivered to Sony except such User Data as Sony requests GoAmerica temporarily retain for transitional purposes;

     12.5.2 If Sony elects not to continue the Sony Service then GoAmerica shall migrate Users to the GoAmerica Service for the remainder of any legal commitment to such customers and service such customers; and

     12.5.3 GoAmerica shall have no obligation to pay Activation Fees, Residual Fees or other compensation to Sony as of the date of termination.


13.  INDEMNIFICATION/INSURANCE

13.1 Indemnification by GoAmerica. Subject to the limitations set forth below, GoAmerica, at its own expense, shall:

     13.1.1 defend, or at its option settle, and pay any final judgment entered or settlement made in any claim, suit or proceeding against Sony or any of its Affiliates or such

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
            entities' officers, directors, employees and/or consultants (each such entity or individual a "Sony Indemnified Party") by a third party on the basis and to the extent that (i) any Wireless Modem, GoAmerica Technology, GoAmerica Content, Connectivity Services provided by GoAmerica, or Features or Functions provided by GoAmerica or a GoAmerica Provider (collectively, "GoAmerica Deliverables") is alleged to infringe any U.S. Intellectual Property Right, (ii) any GoAmerica Deliverable is alleged to have caused death personal injury or damage to property (other than data or other intangibles) due to the negligence or intentional misconduct of GoAmerica (iii) any GoAmerica Content or any Feature or Function provided by GoAmerica or a GoAmerica Provider is alleged to violate rights of privacy or publicity, or to be libelous, defamatory, or otherwise tortious or illegal.

     13.1.2 Notwithstanding the foregoing, GoAmerica shall have no obligation to a Sony Indemnified Party pursuant to this Section 13.1.2 unless: (i) Sony gives GoAmerica prompt written notice of the claim, suit or proceeding; (ii) GoAmerica is given the right to control and direct the investigation, preparation, defense and settlement of the claim, suit or proceeding; and (iii) Sony provides GoAmerica with reasonable assistance in the defense or settlement thereof at GoAmerica's expense. In connection with the defense of any such claim, suit or proceeding, Sony may have its own counsel in attendance at all public interactions and substantive negotiations at Sony's own cost and expense and GoAmerica shall provide Sony with reasonable advance notice of all such interactions and/or negotiations.

     13.1.3 If the claim, suit or proceeding against a Sony Indemnified Party involves alleged infringement of any third-party IP rights, GoAmerica, at its option and expense, shall use all reasonable efforts to: (i) obtain a license at no cost to Sony permitting continued use of the rights in contention; (ii) modify the applicable GoAmerica Technology, Connectivity Services and/or Wireless Modem so that it can perform its intended function without infringing; (iii) modify the applicable GoAmerica Content without infringing any third-party IP rights; or (iv) substitute technology or content, as the case may be, of comparable functionality and performance/scope, that does not infringe third-party IP rights. In the event of any third-party claim of infringement, upon written notification and request from GoAmerica, Sony shall cease using the intellectual property in dispute pursuant to a commercially reasonable schedule.

     13.1.4 In the event GoAmerica does not use reasonable efforts as required in Section 13.1.3, Sony may, after written notice to GoAmerica, itself take such steps and be fully indemnified therefore by GoAmerica.

13.2 Indemnification by Sony.

     13.2.1 Subject to the limitations set forth below, Sony, at its own expense, shall defend, or at its option settle, and pay any final judgment entered or settlement made, in any claim, suit or proceeding against GoAmerica or any of its Affiliates and such entities' officers, directors, employees and consultants (each such entity or individual a "GoAmerica Indemnified Party") by a third party on the basis and to the extent that (i) any Sony Content, the Sony User Interface, any Sony Functionality provided by Sony or any other Sony deliverable (together "Sony Deliverables") hereunder is alleged to infringe any U.S. Intellectual Property Right or (ii) any Sony Deliverable, Handheld or Sony Notebook is alleged to have caused death, personal injury or damage to property (other than data or other intangibles) due to the negligence or intentional misconduct of Sony (iii) any Sony Content or any Feature or Function provided by Sony or a Sony Provider is alleged to violate rights of privacy or publicity, or to be libelous, defamatory, or otherwise tortious or illegal.

     13.2.2 Notwithstanding the foregoing, Sony shall have no obligation to a GoAmerica Indemnified Party pursuant to this Section 13.2.2 unless:
            (i) GoAmerica gives Sony prompt written notice of the claim, suit or proceeding; (ii) Sony is given the right to control and direct the investigation, preparation, defense and settlement of the claim, suit or proceeding; and (iii) GoAmerica provides Sony with reasonable assistance in the defense or settlement thereof at Sony's expense. In connection with the defense of any such claim, suit or proceeding, GoAmerica may have its own counsel in attendance at all public interactions in substantive negotiations at its own cost and expense and Sony shall provide GoAmerica with reasonable advance notice of all such interactions and/or negotiations.

     13.2.3 If the claim, suit or proceeding against a GoAmerica Indemnified Party involves alleged infringement of any third-party IP rights, Sony, at its option and expense, shall use all reasonable efforts to: (i) obtain a license at no cost to GoAmerica permitting continued use of the rights in contention; (ii) modify the applicable Sony Deliverables so that it can perform its intended function without infringing; (iii) modify the applicable Sony Content without infringing any third-party IP rights; or (iv) substitute technology or content, as the case may be, of comparable functionality and performance/scope, that does not infringe third-party IP rights. In the event of any third-party claim of infringement, upon written notification and request from Sony, GoAmerica shall curtail using the IP in dispute pursuant to a commercially reasonable schedule.

     13.2.4 In the event Sony does not take any of the foregoing required remedial steps, GoAmerica may itself take such steps and be fully indemnified therefore by Sony.

13.3 Insurance. Promptly after the execution of this Agreement, GoAmerica shall furnish to Sony a copy of an insurance certificate evidencing the effectiveness of a general and comprehensive business insurance policy which GoAmerica maintains, with an insurance company with a Best's rating of B+ or above, containing at least the following coverages: (i) Worker's Compensation and Employer's Liability, minimum statutory limits; (ii) General Liability, with minimum limits of $1,000,000.00 per occurrence for bodily injury death, or property damage; and (iii) Automobile Liability, with minimum limits of $1,000,000.00 per each occurrence of bodily injury, death or property damage.

13.4 Cooperation. Each party will provide reasonable cooperation to the other in the event of any claim or litigation brought by any third party against the other party or both parties in respect of any aspect of the Sony Service.


14.  GENERAL AND MISCELLANEOUS

14.1 Survival. Upon termination or expiration of this Agreement for any reason, the following provisions shall survive and remain effective: 3.4, 3.5, 7.3,7.4, 8.4, 9.3, 9.4, 9.5, 10.3, 10.5, 11.1 TO 11.11, 12.2, 12.3, 12.5,
     13.1 TO 13.4, 14.1 TO 14.20, 15.1 TO 15.3, 16 AND 17.

14.2 Notices. Unless otherwise provided in this Agreement, all notices required under this Agreement shall be in writing and shall be effective for all purposes upon receipt when addressed as follows:


                                 If to GoAmerica:

                                 GoAmerica Communications Corporation
                                 401 Hackensack Avenue
                                 Hackensack, New Jersey 07601
                                 Attn: Chief Financial Officer

                                 With a copy to:

                                 Hale and Dorr LLP
                                 650 College Road East
                                 Princeton, New Jersey 08540
                                 Attn:  David J. Sorin, Esq.

                                 If to Sony: Personal Network Solutions Company Sony Electronics Inc.
                                 16765 W. Bernardo Dr.
                                 San Diego, California 92127
                                 Attn: President

                                 With a copy to:
                                 Sony Electronics Inc.
                                 1 Sony Drive
                                 Park Ridge, New Jersey 07656
                                 Attention: General Counsel

     Either party may change its address by written notice to the other party in the manner set forth above. Receipt of communications by United States first class certified or registered mail will be sufficiently evidenced by return receipt, and receipt of communications transmitted by telecopier or facsimile, shall be deemed to have been received upon transmission, provided that such notice is also sent by overnight express courier for delivery on the following day. To the extent feasible, in the case of illegible or otherwise unreadable facsimile transmissions, the receiving party shall promptly notify the transmitting party of any transmission problem and the transmitting party shall promptly resend any affected pages.

14.3 Force Majeure. A party will not be deemed to have materially breached this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, strike, labor dispute or Internet backbone outage, provided that the party whose performance is delayed or prevented promptly notifies the other party of the nature and duration of such event and uses commercially reasonable efforts to circumvent such event of force majeure. Notwithstanding anything herein to the contrary, in the event that a force majeure event lasts longer than ten
     (10) days, the party ready to perform can terminate this Agreement. If the event of force majeure lasts greater than ten (10) days and, as a result, GoAmerica is not able to host the Sony Service during the Term, Sony shall have an interim right and license to host or have hosted and operate or have operated the Sony Service to the extent necessary to keep the Sony Service running during the Term but only for so long as the event of force majeure continues.

14.4 Independent Contractors. In the course of performing under this Agreement, each of the parties will operate as, and have the status of, an independent contractor and will not act as or be an agent, partner, co-venturer, employee or fiduciary of the other party. Neither party will have the right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

14.5 Assignment. Neither party shall be entitled to assign all or any portion of its rights or delegate its obligations under this Agreement without the prior written consent of the other party, provided that for purposes of this Agreement any transfer of rights or responsibilities by either party to any Affiliate of such party shall not be deemed an Assignment, provided that the assignment shall be subject to a writing in which the Affiliate agrees to the terms and conditions of this Agreement and provided the assignor remains hereunder for (i) any breaches or failures of the assignor prior to such assignment, (ii) any failure of such assignee to fulfill its obligations and indemnifications hereunder, and (iii) for any liability arising from or damages from breaches caused by such assignee. Any attempted or purported assignment or delegation without such required consent will be void and deemed a material breach of this Agreement.

14.6 Severability. If any provision of this Agreement or portion thereof is determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable, then such provision will, to the extent permitted by the court not be voided but will instead be construed to give effect to its intent to the maximum extent permissible under applicable law and the remainder of this Agreement will remain in full force and effect according to its terms.

14.7 GoAmerica Bankruptcy. GoAmerica acknowledges that all rights and licenses to any GoAmerica owned or sublicensed intellectual property granted under or pursuant to this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Bankruptcy Code"), licenses of rights to "intellectual property" as defined under Section 101 (56) of the Bankruptcy Code. The parties agree that Sony, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under Bankruptcy Code for the period licensed hereunder. GoAmerica acknowledges that if GoAmerica, as debtor in possession or a trustee-in-bankruptcy (collectively, "Trustee") in a case under the Bankruptcy Code, rejects this Agreement, Sony may elect to retain its licensed rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code. After the commencement of a case under the Bankruptcy Code by or against GoAmerica and unless and until this Agreement is rejected, upon written request of Sony to the Trustee, the Trustee shall, unless GoAmerica agrees to perform its obligations hereunder, (a) provide Sony with then current copies of any intellectual property licensed hereunder and (b) not interfere with the rights of Sony under this Agreement, including Sony's right to use and obtain such copies of such intellectual property. If the Trustee rejects this Agreement and Sony elects to retain its rights under such agreements to the extent permitted by law, then upon Sony's written request to the Trustee, the Trustee shall provide copies of any intellectual property to Sony as required by law, subject to the parties' mutual obligations under this Agreement (including revenue sharing obligations).

14.8 Export Control Matters. Each party shall be responsible for insuring that it complies with all laws and regulations of the United States government relating to the export from the United States of technical information or technical data or products or services using technical information or technical data or products received from the other party under this Agreement.

14.9 Choice of Law/Jurisdiction and Venue. This Agreement shall be governed by and construed under, and the legal relations between the parties hereto shall be determined in accordance with, the laws of the State of New Jersey, without giving effect to such state's conflict of law principles. The United Nations Convention on the International Sale of Goods shall not be applicable to this Agreement. The parties hereby submit to the personal jurisdiction of, and agree that, subject to Section 14.16 (Equitable Relief) and Section 14.11 (Dispute Resolution), any legal proceeding with respect to or arising under this Agreement shall be brought in any United States District Court in New Jersey or the state courts of the State of New Jersey.

14.10 Generally Accepted Accounting Principles and Rights of Audit. Except as otherwise provided in this Agreement, financial calculations required by this Agreement shall be done in accordance with generally accepted accounting principles. Each party shall have the right for representatives of a firm of independent "Big Six" certified public accountants to which the other party shall not unreasonably object ("Auditors") to make an examination and audit, by prior appointment during normal business hours, not more frequently than once annually, of all records and accounts as may contain information bearing upon either party's financial, performance or milestone obligations hereunder to the other. Each party shall be supplied a copy of such auditor's preliminary report, which shall not be final until the Auditors have taken account of any representations reasonably made by either party within fourteen (14) days of receipt of the report by both parties. In the absence or dismissal of any representations from either party, the Auditors report shall be (in the absence of clerical or manifest error, or issues of contractual interpretation, or issues of fact as to completion of required conduct by a party as a condition precedent to obligations) final and binding on the parties. Such audit shall be at the expense of the requesting party, unless it reveals an underpayment of five percent (50%) or more, in which case the underpaying party shall reimburse the requesting party for the reasonable costs of such audit in addition to any underpaid amount due.

14.11 Dispute Resolution. The parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations between senior executives of the parties who have authority to settle the controversy. The disputing party will give the other party written notice of the dispute and its desire to initiate the process provided for in this Section. Within twenty (20) days after receipt of such notice, the receiving party shall submit to the other a written response. Such disputing party notice and receiving party response will include (i) a statement of position and arguments supporting such position, and (ii) the name and title of the executive who will represent it in the negotiations. Such executives will meet at a mutually acceptable time and place within thirty (30) days of the date of the disputing party's notice and thereafter as soon as they reasonably deem necessary to exchange information and to attempt to resolve the dispute. If the dispute has not been resolved within sixty (60) days of the disputing party's notice, or if either party will not meet within thirty (30) days, either party may initiate mediation of the dispute under the mediation rules of the Center for Public Resources in Santa Clara County, California. If the dispute is not resolved pursuant to such mediation procedure within sixty
      (60) days of the initiation thereof, or if either party will not participate in such mediation, then either party may initiate litigation by giving thirty (30) days prior notice to the other party.

14.12 Limitation of Rights. The use of any these procedures or any other alternative dispute resolution procedures will not be construed under the doctrine of laches, waiver or estoppel to affect adversely the rights of either party. Nothing will prevent either party from resorting to the judicial proceedings mentioned in Section 14.9 if (a) good faith efforts to attempt resolution of the dispute under these procedures have been unsuccessful or (b) interim relief " Section 14.16 is necessary to prevent serious and irreparable injury to one of the parties or to others.

14.13 Entire Agreement; Modification; Waiver. This Agreement (together with all Exhibits attached hereto) constitutes the entire agreement of the parties concerning its subject matter and supersedes any and all prior or contemporaneous, written or oral negotiations, correspondence, understandings and agreements between the parties respecting the subject matter of this Agreement, including but not limited to any letters of intent between the parties. No agreement by a party to delete or substitute proposed terms or provisions (including all Exhibits attached hereto) during the negotiation of this Agreement shall in any way be used or held against that party. No supplement, modification or amendment to this Agreement shall be binding unless evidenced by a writing signed by the party against whom it is sought to be enforced. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. In the event of a conflict between the main body of this Agreement and any exhibit hereto the main body of this Agreement shall prevail to the extent of such conflict.

14.14 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

14.15 Authority, Corporate Action and No Breach. Each party to this Agreement represents and warrants to, and agrees with the other, that it has the right, power and authority to enter into, and perform all its obligations under, and has taken all the requisite corporate action to approve the execution, delivery and performance of this Agreement and that the execution, delivery and performance of this Agreement shall not result in the breach or non-performance of any agreements it has with third parties.

14.16 Equitable Relief. Each party agrees that the other party shall be entitled to equitable relief, including such injunction or injunctions as may be required to prevent any breach of this Agreement or the infringement or further infringement of any Intellectual Property Right by the other, and may specifically enforce such provisions or protect such rights by an action instituted in any court having jurisdiction. Each party acknowledges that damages may be an inadequate remedy for such a breach or infringement. Each party covenants and agrees not to contest the availability to the other party of such injunctive relief on any grounds to prevent such a breach or infringement, provided however that nothing herein shall prevent or prohibit the impugned party from disputing the occurrence of such a breach or infringement, including the occurrence of the default giving rise to the application for such injunctive relief, or from making submissions with respect to the amount and type of security to be posted by a party in connection with the grant of such injunctive relief. This Section 14.16 shall survive the termination or expiration of this Agreement.

14.17 Supplemental Escrow Agreement. Unless GoAmerica provides Sony the software tools described in Exhibit B within the time provided in Exhibit B, the parties shall enter into an Escrow Agreement with DSI Technology Escrow Services, Inc. ("DSI") to provide for escrow deposit with respect to such software tools. Such Escrow Agreement shall be in substantially the form attached as Exhibit L and shall be mutually agreed within the time provided in Exhibit B.

14.18 Expenses. Each party shall bear its own costs and expenses in connection with the performance of its obligations under this Agreement.

14.19 Interpretation. In this Agreement (i) all capitalized derivative forms of defined terms and phrases have meanings that correspond to the defined terms and phrases, (ii) the words "include", "includes" or "including" mean "include without limitation", "includes without limitation"; and "including without limitation" respectively, (iii) the division of this Agreement into separate sections, subsections and schedules, the Agreement's title and the insertion of headings is for convenience of reference only and shall not affect the construction or interpretation of this Agreement, (iv) words or abbreviations which have well known or trade meanings are used herein in accordance with their recognized

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


      meanings, and (y) references to currency herein are references to United States dollars unless otherwise explicitly stated.

14.20 Publicity. Neither party shall issue a press release or other publicity mentioning the other without the prior written approval of the other.


15.   DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY

15.1 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO WARRANTIES, WHETHER EXPRESS OR IMPLIED WITH RESPECT TO ANY PRODUCT, SERVICE, DELIVERABLE OR THING TO BE PROVIDED HEREUNDER BY A PARTY, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS.

15.2  Limitation of Liability. EXCEPT (I) FOR LIABILITIES ARISING UNDER SECTION
      13.1 AND 13.2, AND (II) FOR BREACH OF CONFIDENTIALITY OBLIGATIONS ARISING UNDER SECTION 11, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, LOST REVENUES OR PROFITS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT (INCLUDING, WITHOUT LIMITATION, THE BREACH OF THIS AGREEMENT OR ANY TERMINATION OF THIS AGREEMENT), TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE OTHER PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE IN ADVANCE. EXCEPT FOR (I) LIABILITIES OF GOAMERICA ARISING UNDER SECTION 13.1, BREACH BY GOAMERICA OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 11, AND USE BY GOAMERICA OF USER DATA OTHER THAN AS AUTHORIZED IN THIS AGREEMENT OR OTHERWISE APPROVED BY SONY AND (II) LIABILITIES OF SONY ARISING UNDER SECTION 13.2 AND BREACH BY SONY OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 11 EACH PARTY'S COLLECTIVE DIRECT DAMAGES SHALL BE LIMITED TO $[**] ("Initial Limitation").

15.3 Renegotiation of Limitation of Liability. In the event Sony elects to renew this Agreement for the First Renewal Term as provided in Section 12.1, then, upon receipt by GoAmerica of Sony's written notice of such election, the parties shall negotiate in good faith to increase the limitation of liability from the amount of the Initial Limitation to such greater amount as the parties may mutually agree. The Initial Limitation shall remain in effect until the parties agree in writing to such greater amount.


16.   NO THIRD-PARTY BENEFICIARIES

The parties specifically disavow any desire or intention to create a "third party" beneficiary contract, and specifically declare that no person, except for the parties and their permitted assigns, shall have any rights hereunder nor any right of enforcement hereof.


17.  COUNTERPARTS

This Agreement and any amendment, supplement, restatement or termination of any provision hereof, may be executed and delivered in counterparts by facsimile, each of which so executed and delivered counterpart is an original, and such counterparts, together, shall constitute but one and the same instrument.


   [SIGNATURE PAGE FOLLOWS - REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have signed and delivered this Agreement as of the date first above written.


GoAmerica Communications Corp.


By: /s/ Joseph Korb
   --------------------------------

Name: Joseph Korb
     ------------------------------
Title: President
      -----------------------------

Personal Network Solutions Company,
A division of Sony Electronics Inc.

By: /s/ Mark T. Viken
   --------------------------------

Name:  Mark T. Viken
     ------------------------------
Title: Sr. GM/President
      -----------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT A

                              Connectivity Services

The Sony Service shall include the following Connectivity Services to be provided by GoAmerica, pursuant to GoAmerica's agreements with the appropriate carriers:

CDPD - Nationwide coverage to the extent of available combined carrier coverage (at least equal to [**] as of the Effective Date).

[**] - Coverage dependant upon [**] rollout schedule and implementation

  Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT B

                              Transition Assistance

At Sony's request, GoAmerica shall provide Sony with the following [**] in standard computer format to migrate Users and the Sony Service to a new provider:


ALL CUSTOMER CONTENT/USER INFORMATION INCLUDING:

     o    Email addresses
     o    Name, Device, Service Agreement, Address, etc.
     o    Sony Provisioned IP Addresses
     o    Device ID's of Sony Customers (JP Address, ESN)
     o    Carrier network(s) customer's service is provisioned on


SONY PROVISIONED IP ADDRESSES

     o    Oracle Database (Database to be sent in both of the following outputs)
          o    Hardcopy
          o    Binary output


DEVICE ID'S FOR THE USERS

     o    Oracle Database (Database to be sent in both of the following outputs)
          o    Hardcopy
          o    Binary output


SONY SERVICE

          o All files and images in appropriate format related to the Sony Service in order for Sony to recreate the Handheld Deck, Notebook Deck and associated Sony Service web site pages. File types may include but are not limited to HTML, XML and WML formats.

Additionally, [**], GoAmerica shall provide to Sony a software tool that will remotely or through user-implemented CD-ROM disable any modem locks or other software, firmware or hardware impediment to transition of customers from the GoAmerica service to a competitive service of the same class (e.g., CDPD to CDPD, but not CDPD to Ricochet). This tool shall be

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


made available to Sony or escrowed by GoAmerica for Sony pursuant to the terms of the Escrow Agreement set forth on Exhibit L within [**] of the first customer ship of Wireless Modems.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT C

                               Service Description

GoAmerica shall implement the Sony Service in a modular manner so that the Sony Service is comprised of several components, which shall include, but may not be limited to:

     A.   Network Operations Center: [**]Service Platform: See Exhibit D

     B.   Enabling Technologies: [**] as required.

     C.   Personalization Engine: Personalization [**] personalization [**].

     D.   Content: [**]User Data: Information [**] and other information.

     E. Provisioning Systems: Provisioning of [**] and any other provisioning necessary.

     F.   Billing Systems: Billing system capable of [**] billing.

     G. Customer Support Systems: Customer service systems capable of supporting[**] of customer service [**].

     H.   Hosting Services: Hosting of [**] service [**].

     I.   Other Systems/Platforms required for service offering.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT D

                                  Base Service

1.   [**].

2.   [**]).
     Access up to [**]

3.   The GoAmerica [**]The GoAmerica [**]
     [**]
     Features as described in 1.7 and Exhibit C
     Functions as described under 1.8 and Exhibit C
     Content as described under 1.6 and Exhibit C

4.   Base Content:

GoAmerica Content Providers

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CONTENT PROVIDER                                     DEAL STATUS                       EXPIRATION
----------------------------------------------------------------------------------------------------------------------
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Business & Finance
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              08/09/01
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[**]                                                 Link
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[**]                                                 Link
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[**]                                                 Deal                              09/05/01
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[**]                                                 Link
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[**]                                                 Link
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[**]                                                 Deal                              02/01/01
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Living
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[**]                                                 Link
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[**]                                                 Link
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[**]                                                 Deal
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Shopping
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[**]                                                 Deal                              08/12/01
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[**]                                                 Deal                              09/17/01
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[**]                                                 Deal
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              05/10/01
----------------------------------------------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              09/01/01
----------------------------------------------------------------------------------------------------------------------
News
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              08/08/01
---------------------------------------------------- --------------------------------- -------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              10/23/01
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
Search
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              09/02/01
----------------------------------------------------------------------------------------------------------------------
Sports
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
Travel
----------------------------------------------------------------------------------------------------------------------
[**]
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              12/26/00
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Pending
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Link
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              07/10/01
----------------------------------------------------------------------------------------------------------------------
Weather
----------------------------------------------------------------------------------------------------------------------
[**]                                                 pending
----------------------------------------------------------------------------------------------------------------------
Reference and General Content
----------------------------------------------------------------------------------------------------------------------
[**]
----------------------------------------------------------------------------------------------------------------------
[**]
----------------------------------------------------------------------------------------------------------------------
[**]                                                 no $                              08/22/01
----------------------------------------------------------------------------------------------------------------------
[**]                                                 ?                                 N/A
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              N/A
----------------------------------------------------------------------------------------------------------------------
[**]                                                 no $
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              07/18/01
----------------------------------------------------------------------------------------------------------------------
[**]                                                 Deal                              05/18/01
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

5.   Connectivity service as described under 2.7 and Exhibit A

6.   Customer Support, Sales and Technical Support as described under 2.9

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT E

                                  Service Level



Support Level Service Requirements:

        Hours of Support:
               GoAmerica will provide the seven (7) days a week, twenty-four
               (24) hours a day, fifty-two (52) weeks a year, inclusive of all federal holidays observed in the United States.

        Service Levels:
               GoAmerica will be required to meet the following Service Level measurements for the Hosting service.

-------------------------------------------------------------------------------
                                  AVAILABILITY
-------------------------------------------------------------------------------
Hosting Services                  [**]%
-------------------------------------------------------------------------------

       Back up:
       GoAmerica provides [**], and [**]Redundancy:
               GoAmerica redundancy procedures vary within network. Servers, network equipment and storage systems have their individual redundancy. Environmental systems are fully redundant (e.g., A/C, power).

       Hot Swappable:
               Hot Swappable depends on the particular system. Most GoAmerica systems do have hot swappable components.

       Disaster Recovery Process:
               to be provided by GoAmerica within [**] of the Effective Date.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                      SONY

     Service Level:
          GoAmerica shall use commercially reasonable efforts to ensure that the Service is stable, reliable and dependable. GoAmerica agrees that it shall use commercially reasonable efforts to:

          1. Manage all of the GoAmerica network infrastructure and related maintenance such that existing Sony Service Users have Sony Service availability [**]% of the time with a maximum of [**] hour maintenance sessions per month. GoAmerica shall take reasonable steps to schedule maintenance sessions in off-peak hours so as to minimum network infrastructure and related negative impacts to users.

          2. Establish a plan for disaster recovery such that resumption of Service can be restored within [**].

          3. Continue establishing coverage so the Service is available to [**]%+ of the US population using a local access number that does not incur a toll charge.

     Corrective Action Plan:
          In the event that Sony Service falls below the above Service Levels, the parties shall meet to review the performance of the Sony Service. If the Sony Service is found to be performing below the Service Levels, GoAmerica shall provide a Corrective Action Plan (CAP) to Sony within [**] business days of a written finding. The CAP shall outline step's to bring the Sony Service performance back with the Service Levels and will be mutually agreed to by both Parties. GoAmerica shall then have [**] days to bring the Sony Service within Service Levels.

                DESCRIPTION & SPECIFICATIONS OF CUSTOMER SUPPORT

     CUSTOMER AND TECHNICAL SUPPORT:

          Under the terms of this Agreement, GoAmerica (or its designated third-party provider) shall provide customer and technical support to Users. Sony and GoAmerica will together determine the way metrics are calculated. GoAmerica shall use commercially reasonable efforts to provide customer support that conforms to the following requirements:

          1.   Email and toll-free telephone support;

          2.   Availability: 24 hours a day, 7 days per week;

          3. Service Level: [**]% of the calls shall be answered within [**] minutes;

     Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


          4. Call Resolution: [**]% of calls resolved [**] and [**]% of calls resolved within [**];

          5. All non-information request e-mails shall be responded to within [**] of their receipt.

          6.   Average Time to Answer: [**] minutes

     GoAmerica shall provide:

          1. Notification and timely updates of significant network outages and service problems on a proactive basis to Sony's designated customer support organization.

          2. Proactive updates of any client software issues and make available the updated client software solution [**]it makes available [**].

          3. A toll-free access number to allow Sony's designated customer support organization to hot transfer calls regarding the GoAmerica Service.

     General Support:

          GoAmerica shall provide support for their GoAmerica Service in a timely and knowledgeable fashion. Such support shall include, but not be limited to:

          1. Providing a knowledgeable contact for technical support, in addition to GoAmerica's Account Manager, and maintaining an e-mail address or phone number for Sony to contact during GoAmerica's normal business hours (Monday through Friday, 8:00am to 5:00pm PST), to report problems and receive assistance.

          2.   Providing prompt communication and assistance.

          If either Sony or Go America finds a qualified defect due to the other party's ("Responsible Party") product, they will route it to the Responsible Party's technical contact with the following details

     a) Defect ID                                         f) Software and hardware used in testing
     b) Defect state                                      g) Failure symptom vs expected result
     c) Defect severity                                   h) Steps required to reproduce defect
     d) Frequency of occurrence                           i) Defect root cause and resolution
     e) Functional area                                   j) Version fixed

          Both parties will log and track all defects until they are resolved and closed; Cost of defect resolution will be borne by the Responsible Party.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


          Defect Severity Definition:

          Both parties will use the following criteria to classify defects:

---------------------------------------------------------------------------------------------------------------------
SEVERITY                                                     DEFINITION
---------------------------------------------------------------------------------------------------------------------
Critical                                                     Feature did not work and there was no workaround.
                                                             System crashed or hung.
                                                             Data corrupted or lost.
---------------------------------------------------------------------------------------------------------------------
Serious                                                      Incorrect output functionally or logically.
                                                             Did not meet Software Specifications.
---------------------------------------------------------------------------------------------------------------------
Moderate                                                     Cosmetic flaw.
                                                             Usability (Aesthetic, Consistency, Syntactic,
                                                             Misleading).
                                                             Annoying behavior.
---------------------------------------------------------------------------------------------------------------------
Enhancement                                                  Request for a design enhancement.
---------------------------------------------------------------------------------------------------------------------
Unclear Specification                                        Software specifications not clearly defined.
---------------------------------------------------------------------------------------------------------------------

     Management Of Defects:
          All defects found in Sony Service will be tracked until they are closed. Unless deferred defects will be handled according to the following timelines:

          1. All Critical and Serious defects must be fixed within [**] working days;

          2. All moderate defects must be fixed within [**] weeks unless they meet deferment criteria set out below;

          3. All unclear specifications must be clarified and specifications updated at the next opportunity; and

          4. Deferred defects will be addressed at the next opportunity. For this purpose, "deferred defects" criteria shall mean that such defects do not result in loss or corruption or data, have low probability of occurring, are risky to fix', have no impact on usage of the software or are irreproducible.

     Management of Fixes:
          Either party shall notify the other party of the resolution of each defect, and shall provide a fix in an acceptable format, depending on the method selected for distribution of the fix to its customers. For example, if the fix is distributed off a web site, the Responsible Party shall provide an installation wizard or cab file which enables the fix to be easily installed on the Sony Product.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT F

                       Activation Fees and Residual Rates

----------------------------------------------------------------------------------------------------------------------
       CONNECTIVITY SERVICE USED                    ACTIVATION FEE                          RESIDUAL RATE
----------------------------------------------------------------------------------------------------------------------
CDPD
----------------------------------------------------------------------------------------------------------------------
All Client Devices and all Service                  $ [**]                                  [**]%
Rates
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Ricochet:
----------------------------------------------------------------------------------------------------------------------
If Service Rate for a Subscription is:
----------------------------------------------------------------------------------------------------------------------
$[**] or more                                       $ [**]                                  [**]%
----------------------------------------------------------------------------------------------------------------------
$[**]                                               $ [**]                                  [**]%
----------------------------------------------------------------------------------------------------------------------
$[**] or less                                       $ [**]                                  [**]%
----------------------------------------------------------------------------------------------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT G

                         GoAmerica Marketing Guidelines

I. GoAmerica marketing funds are designed to generate demand for the Sony Service. These funds will be made available for demand generating advertising based on the following guidelines:

     Guidelines:
          The Sony Service must be one of the prominent focuses of the advertisement. The advertisement may include one or more of the following products:

               1) Sony products
               2) Service and Service content
               3) Wireless Modem
               4) Place of purchase for Service/Modem which could include
                  Web-Site, 1-800#, Retail Dealer or other place where purchase could occur.

          Sony (inclusive of service and any featured content from service), GoAmerica logos, and point of purchase logos shall be the only prominently placed logos unless otherwise specifically approved by GoAmerica, unless otherwise provided for in Sony arrangements with platform, technology, content or service licensors such as Intel, Palm or Microsoft.

     Approvals:
          Sony must give GoAmerica [**] business days for approval. Qualifying approved ads must be approved in writing. Ad with GoAmerica signature shall serve as documentation for eligibility in this marketing funds program. Payment will be remitted upon receipt of invoices and accompanying audited numbers for said advertisement.

     Payment/Disbursement of Funds:
          All payments/disbursements made only to Sony PNSC.

II.  Retail dealer funds:

          An amount up to $[**] of the marketing funds can be used for retail dealer end-user demand advertising and promotions. These funds will be used for retail dealer promotions and or advertising.

          With regards to promotions other than advertising, Sony and GoAmerica will jointly approve the use of these funds on an individual retail dealer basis.

          With regards to print advertising, the guidelines are:

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

     1. The Sony Service must be one of the prominent focuses of the advertisement.

     2.   The advertisement will include the following products elements:

          a. Sony products
          b. Service and Service content
          c. Wireless Modem

          Sony (inclusive of service and any featured content from service), GoAmerica logos shall be the only prominently placed logos in the retail dealer's ad space dedicated to the Sony/Go America modem product/service unless otherwise specifically approved by GoAmerica, unless otherwise provided for in Sony arrangements with platform, technology, content or service licensors [**]Eligible funding amount will be determined based on the total amount of space in the retail dealer's ad dedicated to the Sony/GoAmerica wireless modem products/services. For example, if 25% of the available advertising space in a retail dealers ad is dedicated to the Sony/GoAmerica wireless modem products/services then the 25% of the total ad placement cost will be eligible for reimbursement under Retail Dealer Funds.

     Approvals:

          GoAmerica will pay for printed advertising submitted by Sony which meet the above guidelines. Sony and GoAmerica will develop a submission process for this.

          For approved promotions other than printed advertising, GoAmerica signature shall serve as documentation for eligibility in this marketing funds program. Payment will be remitted upon receipt of invoices and accompanying audited numbers for said promotion.

     Payment/Disbursement of Funds:
          All payments/disbursements made only to Sony PNSC.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT J

                    Letter Agreement dated December 11, 2000

                             [GOAMERICA LETTERHEAD]





December 11, 2000



Mr. Mark Hanson
Vice President, Personal Network Solutions Company
Sony Electronics Inc.
16765 West Bernardo Road
San Diego, CA 92127

Re: GoAmerica and Sony's VaioWireless Modem Promotion

Dear Mr. Hanson:

GoAmerica Communications Corporation ("GoAmerica") and the Personal Network Solutions Company division of Sony Electronics Inc. ("Sony") are currently engaged in negotiations of a business relationship as provided in a letter of intent previously signed by the parties dated [INSERT DATE OF SONY GOAMERICA LOI]. The parties expect to enter into an agreement before December 31, 2000 setting forth the definitive terms and conditions governing such relationship (the "Definitive Agreement"). Pending the execution of the Definitive Agreement, Sony and GoAmerica desire to begin certain efforts to cooperate in a marketing program as further described in this letter (the "Program"). The Program is intended to promote the sale of wireless services currently offered by GoAmerica and wireless services to be offered as a co-branded Sony/GoAmerica service (collectively referred to as "GoAmerica Service") and Sony VAIO notebook computers in the United States. This letter is intended to serve as an interim agreement between the parties concerning the terms of the Program.

Pending the execution of the Definitive Agreement, Sony and GoAmerica agree as follows:

     1. Program Period. The Program will begin on December 11, 2000 and continue until August 31, 2001 (the "Program Period").

     2. Promotion Offer. At its expense, GoAmerica will provide each Eligible Customer a GoAmerica Wireless Modem on the following terms:

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

          a. [**] Eligible Customers who sign a Qualified Agreement for [**] Month Plan.

          b. At a price of $[**] for Eligible Customers who sign a Qualified Agreement for a [**] Month Plan.

GoAmerica shall be responsible for fulfillment, activation of service, and customer support in accordance with its usual policies and practices

     3. Qualified Agreement. A "Qualified Agreement" means an agreement, on GoAmerica's standard terms and conditions of service, which obligates the customer to purchase the GoAmerica Services for a minimum term of either twelve (12) months ("12 Month Plan") or twenty-four (24) months ("24 Month Plan") at a price of $[**]("Monthly Service Fee") or more for unlimited use of the GoAmerica Services.

     4. Eligible Customers. An Eligible Customer means a person who purchases a Compatible Sony Notebook at retail, on-line via Sony's website at www.sony.com/goamerica, directly through Sony or from a Sony reseller prior to or during the Program Period and who provides GoAmerica with proof of purchase reasonably acceptable to GoAmerica.

     5. Compatible Sony Notebooks. A "Compatible Sony Notebook" means models of Sony branded laptop computers which Sony, after reasonable technical investigation, advises GoAmerica in writing are compatible with the GoAmerica Wireless Modems.

     6. GoAmerica Wireless Modems. The "GoAmerica Wireless Modems" means wireless modem devices that enable a Compatible Sony Notebook to send and receive data via the GoAmerica Services. GoAmerica will have the right to choose, subject to Sony's approval, which shall not be unreasonably withheld, the particular manufacturers and models of wireless modems to make available through the Program, provided the models chosen have a manufacturer's suggested retail price of not less than $[**] and not more than $[**]. The following models are deemed approved by Sony: Sierra Wireless AirCard 300 or Novatel Wireless Merlin, Nextcell Spider II. GoAmerica shall be responsible for first tier customer support and satisfaction of warranty repair and service obligations related to the GoAmerica Wireless Modems.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


     7. Advertising and Promotion. At its expense, Sony will promote and market the Program online, in advertising, at retail and through other sales and marketing avenues. Sony will determine the specific scope and extent of such marketing and promotion in its reasonable discretion, but will consult regularly with GoAmerica to obtain GoAmerica's recommendations and advice and to inform GoAmerica regarding the promotion and marketing efforts undertaken. The value of Sony's marketing and promotional efforts incorporating the Program as an element will be not less than $[**] million. All advertising and promotional literature concerning the Program (whether in tangible or electronic form) must be approved in writing by GoAmerica before publication, provided that materials and guidelines once approved shall be deemed approval of substantially similar materials and guidelines.

     8. Trademarks. Trademark usage must conform to the policies and practices of the trademark owner. Neither party will make use of the other's trademarks, service marks, trade names or logos without the prior written approval of the other party.

     9. One-time Payments to Sony. GoAmerica will pay Sony a one-time commission of [**] dollars ($[**]) ("Bounty") for each subscription to the GoAmerica Services activated through the Program by a Qualified Customer. GoAmerica will remit each Bounty payment [**] days after activation and receipt of initial payment by the Subscriber.

     10. On-going Payments to Sony. GoAmerica will pay Sony [**]% of the Monthly Service Fees paid by Qualified Customers for subscriptions to the GoAmerica Services activated through the Program, for as long as that subscription remains activated on the GoAmerica Services.

     11. Exclusivity. During the Program Period, GoAmerica will [**] to third party consumer retailers. During the Program Period, Sony will [**].

     12. Disclaimer of Warranty. NEITHER PARTY MAKES ANY WARRANTY OR REPRESENTATION TO THE OTHER CONCERNING THE PROGRAM, THE COMPATIBLE SONY NOTEBOOKS, THE WIRELESS SERVICES OR THE GOAMERICA SERVICES. EACH PARTY ACKNOWLEDGES THAT IT IS UNDERTAKING ITS PARTICIPATION IN THE PROGRAM AT ITS OWN RISK AND NOT IN RELIANCE UPON ANY PROMISE OR REPRESENTATION OF ANY KIND BY THE OTHER CONCERNING THE LIKELY SUCCESS OR FAILURE OF THE PROGRAM. THE GOAMERICA SERVICES AND THE WIRELESS MODEMS ARE PROVIDED TO USERS SUBJECT TO GOAMERICA'S STANDARD TERMS AND CONDITIONS OF SERVICE AND GOAMERICA'S LIABILITY TO ANY USER OF THE GOAMERICA SERVICES, SHALL BE DELETED AS PROVIDED THEREIN

     13. Confidentiality. Confidential Information provided by either party to the other in connection with the Program shall be subject to the Confidentiality Agreement between the parties dated [insert date].

     14. Expenses. Except as stated in this letter, each party agrees to bear its own costs and expenses in connection with its performance of Program.

     15. Governing Law. New Jersey Law with shall govern this Letter of Intent and the Definitive Agreement without reference to its conflicts of law principles.

     16. Indemnification. GoAmerica shall defend and indemnify Sony with respect to third party claim and suits relating to the GoAmerica Service and the GoAmerica Wireless Modems. Sony shall defend and indemnify GoAmerica with respect to third party claims and suits relating to Sony notebook computers. A party's indemnification obligation hereunder shall be subject to prompt notice, tender of defense and cooperation of such party by the party seeking indemnification.

     17. Legal Effect. This letter shall constitute a legal and binding agreement. Upon execution, the Definitive Agreement shall supersede this Letter of Intent.

Please acknowledge your acceptance of the foregoing by signing in the space provided below and returning a signed copy to us.

Very truly yours,

GoAmerica Communications Corp
By:
    /s/ Joseph Korb
--------------------------------
Signature
        Joseph Korb
--------------------------------
Name
        President
--------------------------------
Title

Accepted and agreed

SONY ELECTRONICS, INC.
By:
    /s/ Mark T. Viken
---------------------------------
Signature
        Mark T. Viken
---------------------------------
Name

---------------------------------
Title

---------------------------------
Date

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                    EXHIBIT K

                     Modem Payment Subsidy Schedule Example


Example actual Wireless Modem cost to GoAmerica net of all supplier subsidies and rebates $[**]
Example Wireless Modem provided to Customer = $[**]Example Wireless Modem subsidy = $200

Modem subsidized over [**] month period = [**]th of modem cost subsidized each month.

Customer transitioned to new Sony Service after [**] months = [**] months remaining to subsidize modem.

     Sony shall pay GoAmerica $100 ($[**]) in order to transition customer.

                                    EXHIBIT L

                            FORM OF ESCROW AGREEMENT

                     ACCOUNT NUMBER
                                    -----------------------

This Agreement is effective                   , 20     among DS1 Technology
                            ------------------     ----
Escrow Services, Inc. ("DSI"),
                               --------------------------------------
("Depositor") and                                     ("Preferred
                  ------------------------------------
Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1 -- DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreement or, if the License Agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3 Deposit Inspection. When DSI receives the Deposit Materials and the Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the Deposit Materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the Deposit Materials in accordance with Section 1.6 below.

1.4 Acceptance of Deposit. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) mail a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI.

1.5  Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The Deposit Materials are not subject to any lien or other encumbrance;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreement or Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6 Verification. Preferred Beneficiary shall have the right, at Preferred Beneficiary's expense, to cause a verification of any Deposit Materials. Preferred Beneficiary shall notify Depositor and DSI of Preferred Beneficiary's request for verification. Depositor shall have the right to be present at the verification. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the Deposit Materials. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7 Deposit Updates. Unless otherwise provided by the License Agreement, Depositor shall update the Deposit Materials within 60 days of each release of a new version of the product which is subject to the License Agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.8 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall maintain the Deposit Materials in a secure, environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3 Audit Rights. During the term of this Agreement, Depositor and Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3 -- GRANT OF RIGHTS TO DSI

3.1 Title to Media. Depositor hereby transfers to DSI the title to the media upon which the proprietary technology and materials are written or stored. However, this transfer does not include the ownership of the proprietary technology and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including but not limited to the hardware and/or software needed.

3.3 Right to Transfer Upon Release. Depositor hereby grants to DSI the right to transfer the Deposit Materials to Preferred Beneficiary upon any release of the Deposit Materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the Deposit Materials.

ARTICLE 4 -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the following:

a. Preferred Beneficiary elects not to renew the License Agreement at the expiration of the Initial Term or First Renewal Term as provided in Section
     12.1 the License Agreement, and Depositor becomes obligated to transition the Sony Service (as defined in the License Agreement) to Preferred Beneficiary's designated carriers and servers as provided in Section 12.2 thereof;

b. The Term of the License Agreement reaches the end of the three (3) year maximum as provided in Section 12.1 of the License Agreement, and Depositor becomes obligated to transition the Sony Service to Preferred Beneficiary's designated carriers and servers as provided in Section 12.2 thereof; provided however, that this condition (b) shall not apply in the event the parties have agreed in writing to extend the License Agreement beyond the three (3) year maximum as provided in Section 12.1 thereof or have executed a written agreement that otherwise provides for Depositor to continue to provide the Sony Service.

c.   Preferred Beneficiary terminates the License Agreement pursuant to Section
     12.4 thereof due to Depositors material breach, and elects pursuant to
     Section 12.4.2 to transition the Sony Service to a third-party service provider or providers.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor by commercial express mail.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten business days to deliver to DSI contrary instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to Section 5.2, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary;
(b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expense in excess of $300 will be chargeable to Preferred Beneficiary. This Agreement will terminate upon the release of the Deposit Materials held by DSI.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreement, upon release of the Deposit Materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.


ARTICLE 5 -- TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to return or destroy the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.5);

     b.   The obligations of confidentiality with respect to the Deposit
          Materials;

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the Deposit Materials has occurred prior to termination;

     d.   The obligation to pay DSI any fees and expenses due;

     e.   The provisions of Article 7; and

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 60 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorneys' fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement unless such Liabilities were caused solely by the negligence or willful misconduct of DSI.

7.3 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Three arbitrators shall be selected. The Depositor and Preferred Beneficiary shall each select one arbitrator and the two chosen arbitrators shall select the third arbitrator, or failing agreement on the selection of the third arbitrator, the American Arbitration Association shall select the third arbitrator. However, if DSI is a party to the arbitration, DSI shall select the third arbitrator. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. [THE PARTIES WILL DISCUSS TERMS FOR EXPEDITED DISPUTE RESOLUTION]

7.4 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.


ARTICLE 8 -- GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes the Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

---------------------------------------     ------------------------------------
Depositor                                   Preferred Beneficiary

By:                                         By:
   ------------------------------------        ---------------------------------

Name:                                       Name:
     ----------------------------------          -------------------------------

Title:                                      Title:
      ---------------------------------           ------------------------------

Date:                                       Date:
     ----------------------------------          -------------------------------



                            DSI Technology Escrow Services, Inc.

                            By:
                               ----------------------------------------

                            Name:
                                 --------------------------------------

                            Title:
                                  -------------------------------------

                            Date:
                                 --------------------------------------

                                                                       EXHIBIT A

                            MATERIAL TO BE DEPOSITED

                    Account Number
                                   -------------------------

Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:


























---------------------------------------     ------------------------------------
Depositor                                   Preferred Beneficiary

By:                                         By:
   ------------------------------------        ---------------------------------

Name:                                       Name:
     ----------------------------------          -------------------------------

Title:                                      Title:
      ---------------------------------           ------------------------------

Date:                                       Date:
     ----------------------------------          -------------------------------

                                                                       EXHIBIT B


                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name
                      ----------------------------------------------------------

Account Number
              ------------------------------------------------------------------

Product Name                                           Version
            ------------------------------------------         -----------------
(Product Name will appear as the Exhibit B Name on Account History report)


DEPOSIT MATERIAL DESCRIPTION:
Quantity Media Type & Size               Label Description of Each Separate Item

         Disk 3.5" or
------                ---
         DAT tape    mm
------            --

         CD-ROM
------
         Data cartridge tape
------                       ---
         TK 70 or    tape
------           ---
         Magnetic tape
------                 ---
         Documentation
------
         Other
------         --------------------------


PRODUCT DESCRIPTION:

Environment
           ----------------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:
Is the media encrypted? Yes/No If yes, please include any passwords and the decryption tools.
Encryption tool name                                      Version
                    --------------------------------------       ---------------
Hardware required
                 ---------------------------------------------------------------
Software required
                 ---------------------------------------------------------------
Other required information
                          ------------------------------------------------------

I certify for DEPOSITOR that the above      DSI has inspected and accepted the
described Deposit Materials have been       above materials (any exceptions are
transmitted to DSI:                         noted above):

Signature                                   Signature
          ----------------------------               ---------------------------

Print Name                                  Print Name
          ----------------------------                --------------------------

Date                                        Dated Accepted
    ----------------------------------                    ----------------------

                                            Exhibit B #
                                                       -------------------------

Send materials to: DSI, 9265 Sky Park Ct., Suite 202, San Diego, CA 92123
(858) 499-1600

                                                                       EXHIBIT C



                               DESIGNATED CONTACT

                     Account Number
                                    -----------------------


Notices, deposit material returns and      Invoices to Depositor should be
communications to Depositor should be      addressed to:
addressed to:

Company Name:
             ------------------------      -------------------------------------
Address:
        -----------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------
Designated Contact:                        Contact:
                   ------------------              -----------------------------
Telephone:
          ---------------------------      -------------------------------------
Facsimile:                                 P.O.#, IF REQUIRED:
          ---------------------------                         ------------------

Notices and communications to              Invoices to Preferred Beneficiary
Preferred Beneficiary should be            should be addressed to:
addressed to:

Company Name:
             ------------------------      -------------------------------------
Address:
        -----------------------------      -------------------------------------

-------------------------------------      -------------------------------------

-------------------------------------      -------------------------------------
Designated Contact:                        Contact:
                   ------------------              -----------------------------
Telephone:
          ---------------------------      -------------------------------------
Facsimile:                                 P.O.#, IF REQUIRED:
          ---------------------------                         ------------------

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

Contracts, Deposit Materials and           Invoice inquiries and fee remittances
notices to DSI should be addressed to:     to DSI should be addressed to:

DSI Technology Escrow Services, Inc.       DSI Technology Escrow Services, Inc.
Contract Administration                    Accounts Receivable
9265 Sky Park Court, Suite 202             P.O. Box 45156
San Diego, CA  92123                       San Francisco, CA  94145-0156

Telephone:  (858) 499-1600                 (858) 499-1636
Facsimile:  (858) 694-1919                 (858) 499-1637

Date:
     --------------------------------